Exhibit 10.42

OMNIBUS AMENDMENT TO

CONVERTIBLE PROMISSORY NOTES

This OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES (this “Amendment”) is entered into effective as of August 14, 2018, by and among Bionano Genomics, Inc., a Delaware corporation (the “Company”), and each of those persons and entities identified on the signature pages hereto as Lenders (each a “Lender” and collectively the “Lenders”).

RECITALS

A. The Company and the Lenders are parties to that certain Note Purchase Agreement, dated as of February 9, 2018, by and among the Company and the persons and entities named on the Schedule of Investors attached thereto (the “Investors”), as previously amended on April 2, 2018 and June 29, 2018 (the “Purchase Agreement”), pursuant to which the Investors purchased certain subordinated convertible promissory notes at the First Closing (as defined therein) (the “First Closing Notes”) and a certain subordinated convertible promissory note at the Midcap Closing (as defined therein) (the “Midcap Closing Note”, and together with the First Closing Notes, the “Notes”).

B. Each Note provides that any provision of the applicable Note may be amended or modified by the written consent of the Company and the Requisite Investors (as defined in the Purchase Agreement) and the Midcap Closing Note requires the consent of the holder thereof for certain amendments.

C. The Company and each of the undersigned Lenders desire to consent and agree to the amendment of each of the Notes as reflected herein.

AGREEMENT

In exchange for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. Amendment to Notes.

(a) Section 5.2 of each of the First Closing Notes is hereby amended and restated in its entirety as follows:

Conversion at Initial Public Offering. If at any time prior to the Maturity Date the Company completes an initial public offering of its Common Stock or units comprised of shares of Common Stock and warrants to purchase shares of Common Stock (“Units”) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “IPO”), if this Note has not been prepaid or converted prior to the closing of the IPO, then the Company shall provide to the Holder at least 10 days written notice prior to the closing of the IPO, and the Conversion Amount shall automatically convert into that number of shares of Common Stock as is equal to the quotient of (x) the Conversion Amount as of the

1.

date immediately prior to the closing of the IPO divided by (y) 75% of the per share cash purchase price of the Common Stock to the public in the IPO or, to the extent Units are sold in the IPO, 75% of the per Unit cash purchase price of the Units to the public in the IPO.

(b) Section 5.2 of the Midcap Closing Notes is hereby amended and restated in its entirety as follows:

Conversion at Initial Public Offering. If at any time prior to the Maturity Date the Company completes an initial public offering of its Common Stock or units comprised of shares of Common Stock and warrants to purchase shares of Common Stock (“Units”) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “IPO”), if this Note has not been prepaid or converted prior to the closing of the IPO, then the Company shall provide to the Holder at least 10 days written notice prior to the closing of the IPO, and the Conversion Amount shall automatically convert into that number of shares of Common Stock as is equal to the quotient of (x) the Conversion Amount as of the date immediately prior to the closing of the IPO divided by (y) 80% of the per share cash purchase price of the Common Stock to the public in the IPO or, to the extent Units are sold in the IPO, 80% of the per Unit cash purchase price of the Units to the public in the IPO.

2. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.

(b) Each undersigned Lender hereby covenants and agrees that following the effectiveness of this Amendment an original or copy of this Amendment shall at all times be affixed to each Note.

(c) This Amendment is to be construed in accordance with and governed by the internal laws of the State of California without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the Company and the holders of the Notes.

(d) Except as set forth above, the Notes shall remain in full force and effect in accordance with their respective terms.

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2.

IN WITNESS WHEREOF, the undersigned has executed this OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES as of the date first written above.

BIONANO GENOMICS, INC.

By:	/s/ Erik Holmlin
Name: Erik Holmlin
Title: Chief Executive Officer

3.

IN WITNESS WHEREOF, the undersigned has executed this OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES as of the date first written above.

LENDER:

LC Healthcare Fund I, L.P.

By:	/s/ Jafar Wang
Name: Jafar Wang
Title: Managing Director

IN WITNESS WHEREOF, the undersigned has executed this OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES as of the date first written above.

LENDER:

ROSY SHINE LIMITED

By:	/s/ Hao Ouyang
Name: Hao Ouyang
Title: Director

IN WITNESS WHEREOF, the undersigned has executed this OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES as of the date first written above.

LENDERS:

DOMAIN PARTNERS VIII, L.P.

By:	One Palmer Square Associates VIII, L.L.C.,
its General Partner

By:	/s/ Lisa A. Kraeutler
Name: Lisa A. Kraeutler
Title: Attorney-in-fact

DP VIII ASSOCIATES, L.P.

By:	One Palmer Square Associates VIII, L.L.C.,
its General Partner

By:	/s/ Lisa A. Kraeutler
Name: Lisa A. Kraeutler
Title: Attorney-in-fact

IN WITNESS WHEREOF, the undersigned has executed this OMNIBUS AMENDMENT TO CONVERTIBLE PROMISSORY NOTES as of the date first written above.

LENDER:

MIDCAP FUNDING XXVII TRUST

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory